                                                                   Exhibit 23.3


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Voice Control Systems, Inc.
Dallas, Texas

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-28721), of our report dated January 28, 1999, relating to the financial statements of Voice Control Systems, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998.


                                                /s/ BDO Seidman, LLP


Dallas, Texas
March 30, 1999